SUPPLEMENT DATED JUNE 24, 2009
TO

PROSPECTUSES DATED MAY 1, 2009
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, AND SUN LIFE FINANCIAL MASTERS FLEX

TO PROSPECTUSES DATED MAY 1, 2006 AND APRIL 11, 2006
FOR SUN LIFE FINANCIAL MASTERS IV AND
SUN LIFE FINANCIAL MASTERS VII

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the AllianceBernstein Wealth Appreciation Strategy Portfolio available under your Contract.

At a meeting of the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. held on May 5 - 7, 2009, the Board approved the liquidation and termination of the AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”). Shareholders of the Portfolio are encouraged to find a suitable replacement investment for any assets they have invested in the Portfolio before the liquidation and termination of the Portfolio.

Effective immediately, you may transfer Account Value out of the AllianceBernstein Wealth Appreciation Strategy Sub-Account to any other Sub-Account or Guarantee Period available under the Contract without charge and without it being subject to transfer limitations described in the prospectus, provided that no subsequent transfers are made back into the AllianceBernstein Wealth Appreciation Strategy Sub-Account. If you elected to participate in the "Build Your Portfolio" Designated Fund under one of the Optional Living Benefit Riders listed below and you elect to transfer your Account Value from the AllianceBernstein Wealth Appreciation Strategy Sub-Account to a non-Designated Fund, your benefits under that Optional Living Benefit Rider will be cancelled.

●	Secured Returns
●	Secured Returns 2
●	Secured Returns for Life
●	Secured Returns for Life Plus
●	Retirement Income Escalator
●	Retirement Income Escalator II
●	Income ON Demand
●	Income ON Demand II
●	Income ON Demand II Escalator
●	Income ON Demand II Plus
●	Retirement Asset Protector

As of the close of business on September 25, 2009, (the "Liquidation Date"), any Account Value remaining in the AllianceBernstein Wealth Appreciation Strategy Sub-Account will automatically be transferred to the Money Market Sub-Account available under your Contract.

After the Liquidation Date, asset allocation models, which currently invest in the AllianceBernstein Wealth Appreciation Strategy Sub-Account, will no longer have the same target allocations or investment profiles as they have now and, therefore will no longer be updated or automatically rebalanced.

After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic deposit programs that have not been changed to replace the AllianceBernstein Wealth Appreciation Strategy Sub-Account will continue with the Money Market Sub-Account replacing the AllianceBernstein Wealth Appreciation Strategy Sub-Account.

Please retain this supplement with your prospectus for future reference.

Masters 6/09